THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “WARRANTS”), AND THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS (THE “WARRANT SHARES”), HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE WARRANTS NOR THE WARRANT SHARES OR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

No. W-____	Number of Warrants:_________

Original Issue Date: November 3, 2008

PACIFIC COAST NATIONAL BANCORP
 WARRANT CERTIFICATE

Pacific Coast National Bancorp, a California corporation (the “Company”), hereby certifies that, for value received, __________________, or registered assigns, is the registered holder (the “Holder”) of the number of warrants (“Warrants”) set forth above, each Warrant entitling the Holder to purchase one share of the Company’s common stock, par value $.01 per share (the “Shares”), at an exercise price (the “Exercise Price”) of $4.75 per Share, subject to adjustment as provided in Section 11 herein.

The Warrants evidenced by this Warrant Certificate are part of a series of similar warrants issued by the Company on the Original Issue Date.

1.
Term of Warrants.  The term for the exercise of the Warrants shall begin on the Original Issue Date and shall expire at 5:00 p.m. San Clemente, California time, on November 3, 2011 (the “Expiration Time”).

2.
Exercise of Warrants.  The Holder may exercise the Warrants by delivering to the secretary of the Company: (i) this Warrant Certificate; (ii) a written notice to the Company specifying the number of Shares with respect to which the Warrants are being exercised; and (iii) a check for the full amount of the aggregate Exercise Price for the Shares being acquired.

3.
Delivery of Shares; Partial Exercise.    Upon receipt of the items set forth in Section 2, and subject to the terms set forth herein, the Company shall promptly deliver to, and register in the name of, the Holder a certificate or certificates representing the number of Shares acquired by exercise of the Warrants, which shall contain a legend stating the restrictions on transfers of such Shares as described in Section 4. In the event of a partial exercise of the Warrants, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the number of Shares that remain subject to the Warrants shall be issued by the Company to the Holder or to his, her or its duly authorized assigns.

4.
Restrictions on Transfer.  By accepting the Warrants evidenced by this Warrant Certificate, the Holder represents that the Holder understands that the Warrants and the Shares that may be acquired upon exercise of the Warrants have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and further understands that neither the Warrants nor the Shares acquired upon exercise of the Warrants or any interest therein may be offered, sold, pledged, assigned or otherwise transferred unless (a) a registration statement with respect thereto is effective under the Act and any applicable state securities laws or (b) the Company receives an opinion of counsel, which counsel and opinion are satisfactory to the Company, to the effect that such securities may be offered, sold, pledged, assigned or transferred in the manner contemplated without an effective registration statement under the Act or applicable state securities laws.

5.	Registration of Transfer and Exchange.

(a)
The Company shall keep, or cause to be kept, at its principal place of business or at such other location designated by the Company, a register or registers in which, subject to such reasonable regulations as the Company may prescribe and subject to compliance with Section 4, a registrar and transfer agent (the “Securities Registrar”) shall register this Warrant Certificate and any transfers thereof as permitted hereby (“Securities Register”).  The initial Securities Registrar shall be the secretary of the Company, and thereafter, the Securities Registrar may be removed and/or appointed as authorized by the Company.

(b)
Upon surrender of this Warrant Certificate for registration of transfer, subject to compliance with Section 4, the Company shall issue and deliver to the Holder or his, her or its duly authorized assigns, one or more new Warrant Certificates of like tenor and in like aggregate amount.

(c)
At the option of the Holder, this Warrant Certificate may be exchanged for other Warrant Certificates of like tenor and in like aggregate amount upon surrender of the Warrant Certificates to be exchanged. Upon such surrender, the Company shall issue and deliver to the Holder or his, her or its duly authorized assigns, one or more new Warrant Certificates of like tenor and in like aggregate amount.

(d)
Upon presentation or surrender of this Warrant Certificate for registration of transfer or exchange, in addition to complying with Section 4, this Warrant Certificate shall be accompanied (if so required by the Company or the Securities Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Securities Registrar, duly executed by the registered Holder or by such Holder’s duly authorized attorney in writing.

6.	Replacement of Warrant Certificates.

(a)
Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant Certificate, the Company shall issue and deliver to the Holder or his, her or its duly authorized assigns, one or more new Warrant Certificates of like tenor and in like aggregate amount. In the case of loss, theft or destruction of this Warrant Certificate, prior to the issuance of a replacement Warrant Certificate, the Company may also require that a bond be posted in such amount as the Company may determine is necessary as indemnity against any claim that may be made against it with respect to such Warrant Certificate.

(b)
The Warrants evidenced by this Warrant Certificate shall be held and owned under the express condition that the provisions of this Section are exclusive with respect to the replacement of this Warrant Certificate in the event of its mutilation, destruction, loss or theft and shall preclude (to the extent lawful) all other rights and remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

(c)
Upon the issuance of a new Warrant Certificate under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Company and its agents and counsel) connected therewith.

7.
Persons Deemed Holders.    Prior to the due presentment of this Warrant Certificate for registration of transfer or exchange, the Company, any Securities Registrar and any other agent of the Company may treat the person in whose name this Warrant Certificate is registered in the Securities Register as the sole Holder of this Warrant Certificate and of the Warrants represented by this Warrant Certificate for all purposes whatsoever, and shall not be bound to recognize any equitable or other claim to or interest in this Warrant Certificate or in the Warrants represented by this Warrant Certificate on the part of any person and shall be unaffected by any notice to the contrary.

8.
Cancellation.    Upon surrender for the purpose of exercise, exchange or registration of transfer, this Warrant Certificate shall be cancelled by the Securities Registrar, and no Warrant Certificates shall be issued in lieu thereof, except as expressly permitted by the provisions hereof.

9.	Stock Dividends, Splits, Etc.

(a)
If, prior to the Expiration Time, the Company shall subdivide its outstanding Shares into a greater number of Shares, or declare and pay a dividend of its Shares payable in additional Shares, the Exercise Price, as then in effect, shall be proportionately reduced, and the Company shall proportionately increase the number of Shares then subject to exercise under the Warrants (and not previously exercised) evidenced by this Warrant Certificate.

(b)
If, prior to the Expiration Time, the Company shall combine its outstanding Shares into a lesser number of Shares, the Exercise Price, as then in effect, shall be proportionately increased, and the Company shall proportionately reduce the number of Shares then subject to exercise under the Warrants (and not previously exercised) evidenced by this Warrant Certificate.

10.
Reorganization, Reclassifications, Consolidation or Merger.    If, prior to the Expiration Time, there shall be a reorganization or reclassification of the Shares (other than as provided in Section 9 hereof), or any consolidation or merger of the Company with another entity, the Holder shall be entitled to receive, during the remainder of the term of the Warrants and upon payment of the Exercise Price, the number of shares of stock or other securities or property of the Company or of the successor entity (or its parent company) resulting from such consolidation or merger, as the case may be, to which a holder of Shares, deliverable upon the exercise of the Warrants, would have been entitled upon such reorganization, reclassification, consolidation or merger; and, in any case, the Company shall make appropriate adjustments (as determined by the board of directors of the Company in its sole discretion) in the application of the provisions with respect to the rights and interests of the Holder so that the provisions set forth herein (including the adjustment to the Exercise Price and the number of Shares issuable upon exercise of the Warrants) shall be applicable, as nearly as may be practicable, to any shares or other property thereafter deliverable upon the exercise of the Warrants.

11.
Certificate as to Adjustments; Issuance of New Warrant Certificates.    Within thirty (30) days following any adjustment provided for in Section 9 or 10 hereof, the Company shall give written notice of the adjustment to the Holder as provided in Section 13(a) hereof. The notice shall state the Exercise Price as adjusted and the increased or decreased number of shares purchasable upon the exercise of the Warrants and shall set forth in reasonable detail the method of calculation for each. Notwithstanding anything to the contrary set forth herein, the Company may, at its option, issue a new Warrant Certificate evidencing the Warrants, in such form as may be approved by the Company, to reflect any adjustment or change in the Exercise Price and the number or kind of stock or other securities or property purchasable upon exercise of the Warrants.

12.	Fractional Shares. The Company shall not be required to issue fractional Shares upon the exercise of Warrants. Warrants exercisable for fractional Shares shall expire as of the Expiration Date, and the Holder of such Warrants shall not be entitled to any consideration of any kind or nature in respect of such Warrants.

13.	Miscellaneous.

(a)
Any notice or other communication required or permitted to be made hereunder shall be in writing, duly signed by the party giving such notice or communication and shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid as follows (or at such other address for a party as shall be specified by like notice): (i) if given to the Company, at 905 Calle Amanecer, Suite 100, San Clemente, California 92673; and (ii) if given to the Holder, at the address set forth for the Holder on the books and records of the Company. A notice given to the Company by the Holder with respect to the exercise of the Warrants shall not be effective until received by the Company.

(b)
The Company shall at all times, reserve and keep available out of its authorized and unissued Shares or out of any Shares held in treasury that number of Shares that will from time to time be sufficient to permit the exercise in full of all outstanding Warrants evidenced by this Warrant Certificate. The Company shall take all such action as may be necessary to ensure that all Shares delivered upon exercise of any Warrants shall, at the time of delivery of the certificates for such Shares, be duly authorized, validly issued, fully paid and nonassessable.

(c)
The Company shall pay when due and payable any and all federal and state transfer taxes and charges (other any applicable income taxes) that may be payable in respect of the issuance and delivery of Warrant Certificates or of certificates for Shares receivable upon the exercise of the Warrants; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of the issuance and delivery (i) of any Warrant Certificate or stock certificate registered in a name other than that of the Holder of the Warrant Certificate that has been surrendered, or (ii) of any Warrant Certificate under Section 6.

(d)
No Holder, in his capacity as such, shall be entitled to vote or receive dividends or shall be deemed from any other purpose the holder of the Shares or other securities which may at any time be issuable upon the exercise of such Warrants. Nothing contained herein shall be construed to confer upon any Holder, in his capacity as such, any of the rights of a shareholder of the Company, including any right to vote for the election of directors or upon any matter submitted to shareholders of the Company at any meeting thereof, to give or withhold consent to any corporation action, or to receive notices of meeting or other actions affecting shareholders.

(e)
The Holder, by accepting this Warrant Certificate, accepts and agrees to the terms set forth herein.  Such terms shall be binding upon the Company and the Holder and their respective heirs, successors, representatives and permitted assigns. Nothing expressed or referred to herein is intended or will be construed to give any person other than the Company or the Holder any legal or equitable right, remedy or claim under or in respect hereof, or any provision herein contained, it being the intention of the Company and the Holder that this Warrant Certificate, the assumption of obligations and statements of responsibilities hereunder, and all other conditions and provisions hereof are for the sole benefit of the Company and the Holder and for the benefit of no other person.

(f)
The headings contained in this Warrant Certificate are for convenience of reference only and will not affect in any way the meaning or interpretation of this Warrant Certificate. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Warrant Certificate shall refer to this Warrant Certificate as a whole and not to any particular provision in this Warrant Certificate. Each use herein of the masculine, neuter or feminine gender shall be deemed to include the other genders. Each use herein of the plural shall include the singular and vice versa, in each case as the context requires or as is otherwise appropriate. The word “or” is used in the inclusive sense. References to a person are also to his, her or its permitted successors or assigns. No provision of this Warrant Certificate is to be construed to require, directly or indirectly, any person to take any action, or omit to take any action, which action or omission would violate applicable law (whether statutory or common law), rule or regulation.

(g)
In the event that any provision of this Warrant Certificate shall be deemed to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(h)
THIS WARRANT CERTIFICATE AND THE WARRANTS EVIDENCED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IN THE EVENT OF A DISPUTE INVOLVING THIS WARRANT CERTIFICATE OR THE WARRANTS EVIDENCED HEREBY, THE COMPANY AND THE HOLDER, BY ACCEPTING THIS WARRANT IRREVOCABLY AGREE THAT VENUE FOR SUCH DISPUTE SHALL LIE EXCLUSIVELY IN THE STATE AND FEDERAL COURTS LOCATED IN (OR CONTAINING WITHIN THEIR JURISDICTIONAL AREAS) SAN CLEMENTE, CALIFORNIA.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of November 3, 2008.

PACIFIC COAST NATIONAL BANCORP, a California corporation

By:
Name:
Title:

[SEAL]

Attest:

Name:
Title: